                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below (each, a "Signatory") constitutes and appoints Philip E. Cline, Todd R. Fry, Steven Kaplan and Richard E. Baltz (each, an "Agent," and collectively, "Agents") or any of them, his true and lawful attorney-in-fact and agent for and in his name, place and stead, in any and all capacities, to sign a Registration Statement on any appropriate form under the Securities Act of 1933, as amended (the "Act") and any and all amendments thereto (including post-effective amendments as well as any related registration statement (or amendment thereto) filed in reliance upon Rule 462(b) under the Act) and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission. Each Signatory further grants to the Agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary, in the judgment of such Agent, to be done in connection with any such signing and filing, as full to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said Agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        This Power of Attorney may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

                       SIGNATURE                                                        DATE
          /s/ MARSHALL T. REYNOLDS                                                 September  25, 1997
          ----------------------------------------
          Marshall T. Reynolds

          /s/ PHILIP E. CLINE                                                      September  25, 1997
          -----------------------------------------
          Philip E. Cline


          /s/ TODD R. FRY                                                          September  25, 1997
          -----------------------------------------
          Todd R. Fry

          /s/ GEORGE W. BROUGHTON                                                  September  25, 1997
          -----------------------------------------
          George W. Broughton


          /s/ RONALD V. ARTHUR II                                                  September  25, 1997
          -----------------------------------------
          Ronald V. Arthur II


          /s/ ROBERT E. EVANS                                                      September  25, 1997
          -----------------------------------------
          Robert E. Evans

          /s/ CHARLES R. HOOTEN, JR.                                               September  25, 1997
          -----------------------------------------
          Charles R. Hooten, Jr.

          /s/ NEAL W. SCAGGS                                                       September  25, 1997
          -----------------------------------------
          Neal W. Scaggs


          /s/ PHILIP TODD SHELL                                                    September  24, 1997
          -----------------------------------------
          Philip Todd Shell

          /s/ KIRBY J. TAYLOR                                                      September  25, 1997
          -----------------------------------------
          Kirby J. Taylor


          /s/ PAUL T. THEISEN                                                      September  25, 1997
          -----------------------------------------
          Paul T. Theisen

          /s/ THOMAS W. WRIGHT                                                     September  25, 1997
          -----------------------------------------
          Thomas W. Wright